                                                                  EXHIBIT 10.12
DIRECTOR KEY GRANT
CONFIDENTIAL

                    FORM OF NONQUALIFIED STOCK OPTION NOTICE
          NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



----------------------------------------------------------------------------------------------------------------------
                        OPTIONEE                                               GRANT DATE               SHARES GRANTED
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                       PLAN NUMBER     VESTING CODE       OPTION PRICE
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
SUB. CODE        COST CENTER       SOCIAL SECURITY NUMBER
----------------------------------------------------------------------------------------------------------------------





We are pleased to inform you have been granted you an option to purchase Compaq common stock under the Company's Nonqualified Stock Option plan for Non-Employee Directors (the "Director Plan"), which, together with the terms contained in this Notice, sets forth the terms and conditions of your grant is incorporated herein by reference. a copy of the director Plan has been provided to you. Please review it carefully; capitalized terms in this Notice have the same meaning as the Director Plan.

1. Vesting: Subject to the conditions set forth below and in the Director 1995 Plan, you may exercise this Option in whole or in part
         (i) with respect to 50% of the Shares, one year from the date of grant and (ii) with respect to the remaining 50% of the Shares, two years from the date of grant to purchase a number of Shares equal to the difference between A and B, where

2. Exercise: Your Option may be exercised to the extent vested at any time during the period beginning on the grant date and ending ten years from the date hereof; provided that you may only exercise this Option with respect to whole shares.

3. Transferability: Your Option may be transferred to a member of your immediate family or to an estate planning vehicle in accordance with the policies adopted by Board of Directors. No subsequent transfers are permitted other than by laws of descent and distribution.

4. Termination of Service as Director Suspension of Employment: The Director Plan sets forth the terms and conditions of this grant that apply in the event of your termination of service as Director. employment.

5. To Exercise: You may exercise this grant by delivering to the Company at its principal office notice of intent to exercise and payment in full of the exercise price. This option is a nonqualified option.

DIRECTOR GRANT IN LIEU OF RETAINER
CONFIDENTIAL

                    FORM OF NONQUALIFIED STOCK OPTION NOTICE
           NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



----------------------------------------------------------------------------------------------------------------------
                        OPTIONEE                                               GRANT DATE               SHARES GRANTED
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                       PLAN NUMBER     VESTING CODE       OPTION PRICE
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
SUB. CODE        COST CENTER       SOCIAL SECURITY NUMBER
----------------------------------------------------------------------------------------------------------------------




You have elected to receive all or a portion of your retainer for acting as a director of Compaq in the form of options to purchase Compaq common stock under the Company's Nonqualified Stock Option Plan for Non-Employee Directors (the "Director Plan"), which, together with the terms contained in this Notice, sets forth the terms and conditions of your options and is incorporated herein by reference. A copy of the Director Plan has been provided to you. Please review it carefully; capitalized terms in this Notice have the same meaning as the Director Plan.

1. Vesting: Subject to the conditions set forth below and in the Director Plan, you may exercise this Option in whole or in part one year from the date of grant.

2. Exercise: Your Option may be exercised to the extent vested at any time during the period beginning on the grant date and ending ten years from the date hereof; provided that you may only exercise this Option with respect to whole shares.

3. Transferability: Your Option may be transferred to a member of your immediate family or to an estate planning vehicle in accordance with the policies adopted by the Board of Directors. No subsequent transfers are permitted other than by laws of descent and distribution.

4. Termination of Service as Director: The Director Plan sets forth the terms and conditions of this grant that apply in the event of your termination of service as Director.

5. To Exercise: You may exercise this grant by delivering to the Company at its principal office notice of intent to exercise and payment in full of the exercise price. This option is a nonqualified option.